UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 7, 2003
                                                          --------------

                                OHIO LEGACY CORP
                                ----------------
             (Exact name of registrant as specified in its charter)



           OHIO                     000-31673            34-1903890
           ----                     ---------            ----------
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)

                  305 West Liberty Street, Wooster, Ohio 44691
                  -------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (330) 263-1955
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Exhibits.

             Exhibit Number         Description
                 99.1               Press Release dated August 7, 2003, entitled
                                    "Ohio Legacy Corp Announces Second Quarter
                                    Earnings of $.08 Per Share Versus Loss of
                                    ($.07) Per Share,"

Item 12. Results of Operations and Financial Condition

On August 7, 2003, Ohio Legacy Corp (the "Company") issued a press release regarding its second quarter earnings. The Company hereby incorporates by reference the information set forth in its Press Release dated August 7, 2003, entitled "Ohio Legacy Corp Announces Second Quarter Earnings of $.08 Per Share Versus Loss of ($.07) Per Share," a copy of which is attached hereto as Exhibit 99.1.

Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO LEGACY CORP
----------------
(Registrant)


By:      /s/ ERIC S. NADEAU
         ---------------------------
         Eric S. Nadeau
         Chief Financial Officer

Date:    AUGUST 7, 2003
         ---------------------------